FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 12, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     The Registrant announced that State Circuit Court Judge Janice R. Wilson has granted the Motion for Summary Judgment filed by Charles H. Rouse, a Director of the Registrant, who had been sued by the Stilwell Group.

     For further information, reference is made to the Registrant's press release dated September 12, 2001 which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

        99     Press Release dated September 12, 2001

                                    1

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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     OREGON TRAIL FINANCIAL CORP.


DATE: September 12, 2001             By:/s/Berniel L. Maughan
                                        ----------------------------------
                                        Berniel L. Maughan
                                        President and Chief Executive Officer

                                      2

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                                Exhibit 99

                   Press Release Dated September 12, 2001

                        OREGON TRAIL FINANCIAL CORP.

                           FOR IMMEDIATE RELEASE
                           ---------------------

         STILWELL SUIT AGAINST OREGON TRAIL DIRECTOR ROUSE DISMISSED

Baker City, OR, September 12, 2001 / Oregon Trail Financial Corp. (Nasdaq:OTFC), the holding company for Pioneer Bank, announced today that State Circuit Court Judge Janice R. Wilson has granted the Motion for Summary Judgment filed by Charles H. Rouse, an Oregon Trail Financial Director sued by the Stilwell Group (State ex rel. Stilwell Associates, L.P. vs. Charles Henry Rouse; Circuit Court of the State of Oregon for Multnomah County, Case No. 01-02-01777). Stilwell Associates had alleged that Mr. Rouse was holding office illegally because he violated the Company's residency requirement for directors. The Judge granted the motion after hearing oral argument from lawyers for both parties, and specifically found that there is "no evidence" to support the case.

     Mr. Rouse said: "I am pleased that the Court recognizes that I did nothing wrong. I only hope our shareholders will see what's really going on here."

     Stephen Whittemore, Chairman of the Board of Oregon Trail stated: "This is the first of two meritless cases filed by the Stilwell Group trying to remove directors of our Company. What is particularly outrageous is the Stilwell Group's abuse of our Courts in filing unfounded claims for wrong doing, causing the Company to incur tens of thousands of dollars in legal costs, and then complaining to shareholders that our earnings are too low. On top of that, the Stilwell Group is soliciting proxies for its candidate based in part on these same false and misleading allegations."

CONTACT:  Berniel L. Maughan, President and CEO, Oregon Trail Financial Corp.,
(541) 523-6327.

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